Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FIRST QUARTER

	2017		2016		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 17,766	100.0	$ 17,482	100.0	1.6
Cost of products sold	5,386	30.3	5,329	30.5	1.1
Selling, marketing and administrative expenses	4,737	26.6	4,688	26.8	1.0
Research and development expense	2,060	11.6	2,013	11.5	2.3
Interest (income) expense, net	83	0.5	77	0.4
Other (income) expense, net	(160)	(0.9)	(39)	(0.2)
Restructuring	85	0.5	120	0.7
Earnings before provision for taxes on income	5,575	31.4	5,294	30.3	5.3
Provision for taxes on income	1,153	6.5	837	4.8	37.8
Net earnings	4,422	24.9	4,457	25.5	(0.8)

Net earnings per share (Diluted)	$ 1.61		$ 1.59		1.3

Average shares outstanding (Diluted)	2,754.5		2,803.8

Effective tax rate	20.7%		15.8%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 6,103	34.4	$ 5,801	33.2	5.2
Net earnings	$ 5,038	28.4	$ 4,854	27.8	3.8
Net earnings per share (Diluted)	$ 1.83		$ 1.73		5.8
Effective tax rate	17.5%		16.3%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A)  NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2017	2016	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$1,414	1,358	4.1%	4.1	—
International	1,814	1,837	(1.3)	(1.6)	0.3
	3,228	3,195	1.0	0.8	0.2

Pharmaceutical
U.S.	4,872	4,937	(1.3)	(1.3)	—
International	3,373	3,241	4.1	5.6	(1.5)
	8,245	8,178	0.8	1.4	(0.6)

Medical Devices
U.S.	3,092	3,026	2.2	2.2	—
International	3,201	3,083	3.8	4.7	(0.9)
	6,293	6,109	3.0	3.4	(0.4)

U.S.	9,378	9,321	0.6	0.6	—
International	8,388	8,161	2.8	3.6	(0.8)
Worldwide	$17,766	17,482	1.6%	2.0	(0.4)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2017	2016	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$9,378	9,321	0.6%	0.6	—

Europe	3,858	3,847	0.3	4.2	(3.9)
Western Hemisphere excluding U.S.	1,454	1,331	9.2	2.5	6.7
Asia-Pacific, Africa	3,076	2,983	3.1	3.4	(0.3)
International	8,388	8,161	2.8	3.6	(0.8)

Worldwide	$17,766	17,482	1.6%	2.0	(0.4)

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	First Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2017	2016	(Decr.)

Earnings before provision for taxes on income - as reported	$ 5,575	5,294	5.3%

Intangible asset amortization expense	329	282

Restructuring/Other (1)	161	137

Litigation expense, net	—	66

AMO acquisition related cost	38	—

Other	—	22

Earnings before provision for taxes on income - as adjusted	$ 6,103	5,801	5.2%

Net Earnings - as reported	$ 4,422	4,457	(0.8)%

Intangible asset amortization expense	244	205

Restructuring/Other	121	120

Litigation expense, net	—	56

AMO acquisition related cost	251	—

Other	—	16

Net Earnings - as adjusted	$ 5,038	4,854	3.8%

Diluted Net Earnings per share - as reported	$ 1.61	1.59	1.3%

Intangible asset amortization expense	0.09	0.07

Restructuring/Other	0.04	0.04

Litigation expense, net	—	0.02

AMO acquisition related cost	0.09	—

Other	—	0.01

Diluted Net Earnings per share - as adjusted	$ 1.83	1.73	5.8%

Operational Diluted Net Earnings per share - as adjusted at 2015 foreign currency exchange rates		1.77

Impact of currency at 2016 foreign currency exchange rates	0.03	(0.04)

Operational Diluted Net Earnings per share - as adjusted at 2016 foreign currency exchange rates	$ 1.86	1.73	7.5%

(1) Includes $4M recorded in cost of products sold and $72M recorded in other (income) expense in the first quarter 2017 and $17M recorded in cost of products sold in the first quarter 2016.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions and Divestitures (A)
FIRST QUARTER 2017 ACTUAL vs. 2016 ACTUAL

Segments

	Consumer	Pharmaceutical	Medical Devices	Total
	Operational %(1)
WW As Reported:	0.8%	1.4%	3.4%	2.0%
U.S.	4.1%	(1.3)%	2.2%	0.6%
International	(1.6)%	5.6%	4.7%	3.6%

Beauty
Vogue	(3.0)			(0.6)
U.S.	(6.3)			(0.9)
International	(0.7)			(0.1)

Other Neuroscience
Controlled Substance Raw Material and API Business		0.8		0.4
U.S.		0.9		0.5
International		0.5		0.2

Diagnostics
Ortho-Clinical Diagnostics			0.5	0.2
U.S.			0.0	0.0
International			1.0	0.4

Vision Care
Abbott Medical Optics			(2.0)	(0.7)
U.S.			(1.7)	(0.6)
International			(2.3)	(0.9)

All Other Acquisitions and Divestitures	(0.1)		(0.2)	(0.1)
U.S.	(0.7)		(0.7)	(0.3)
International	0.4		0.3	0.2

WW Ops excluding Acquisitions and Divestitures	(2.3)%	2.2%	1.7%	1.2%
U.S.	(2.9)%	(0.4)%	(0.2)%	(0.7)%
International	(1.9)%	6.1%	3.7%	3.4%

(1) Operational growth excludes the effect of translational currency

(A)  NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions and divestitures" is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2017	2016	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2) (3)

BABY CARE
US	$113	121	(6.6)%	(6.6)%	—%
Intl	342	362	(5.5)	(6.1)	0.6
WW	455	483	(5.8)	(6.3)	0.5

BEAUTY
US	567	484	17.1	17.1	—
Intl	414	395	4.8	5.0	(0.2)
WW	981	879	11.6	11.7	(0.1)

ORAL CARE
US	156	170	(8.2)	(8.2)	—
Intl	206	215	(4.2)	(4.5)	0.3
WW	362	385	(6.0)	(6.2)	0.2

OTC
US	477	466	2.4	2.4	—
Intl	536	533	0.6	0.7	(0.1)
WW	1,013	999	1.4	1.5	(0.1)

WOMEN'S HEALTH
US	3	6	(50.0)	(50.0)	—
Intl	239	245	(2.4)	(4.2)	1.8
WW	242	251	(3.6)	(5.3)	1.7

WOUND CARE/OTHER
US	98	111	(11.7)	(11.7)	—
Intl	77	87	(11.5)	(12.3)	0.8
WW	175	198	(11.6)	(11.9)	0.3

TOTAL CONSUMER
US	1,414	1,358	4.1	4.1	—
Intl	1,814	1,837	(1.3)	(1.6)	0.3
WW	$3,228	3,195	1.0%	0.8%	0.2%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2017	2016	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$2,123	2,171	(2.2)%	(2.2)%	—%
Intl	807	739	9.2	9.0	0.2
WW	2,930	2,910	0.7	0.6	0.1
REMICADE
US	1,182	1,211	(2.4)	(2.4)	—
US Exports (4)	165	233	(29.2)	(29.2)	—
Intl	325	335	(3.0)	(4.8)	1.8
WW	1,672	1,779	(6.0)	(6.3)	0.3
SIMPONI / SIMPONI ARIA
US	229	216	6.0	6.0	—
Intl	199	174	14.4	13.4	1.0
WW	428	390	9.7	9.2	0.5
STELARA
US	547	511	7.0	7.0	—
Intl	276	224	23.2	26.1	(2.9)
WW	823	735	12.0	12.9	(0.9)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	7	6	16.7	12.1	4.6
WW	7	6	16.7	12.1	4.6

INFECTIOUS DISEASES
US	326	358	(8.9)	(8.9)	—
Intl	423	418	1.2	2.8	(1.6)
WW	749	776	(3.5)	(2.6)	(0.9)
EDURANT / RILPIVIRINE
US	12	11	9.1	9.1	—
Intl	137	108	26.9	30.4	(3.5)
WW	149	119	25.2	28.3	(3.1)
PREZISTA / PREZCOBIX / REZOLSTA
US	259	277	(6.5)	(6.5)	—
Intl	171	175	(2.3)	0.2	(2.5)
WW	430	452	(4.9)	(3.9)	(1.0)
OTHER INFECTIOUS DISEASES
US	55	70	(21.4)	(21.4)	—
Intl	115	135	(14.8)	(15.9)	1.1
WW	170	205	(17.1)	(17.8)	0.7

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2017	2016	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$664	680	(2.4)%	(2.4)%	—%
Intl	833	869	(4.1)	(2.9)	(1.2)
WW	1,497	1,549	(3.4)	(2.7)	(0.7)
CONCERTA / METHYLPHENIDATE
US	108	134	(19.4)	(19.4)	—
Intl	101	97	4.1	4.2	(0.1)
WW	209	231	(9.5)	(9.5)	0.0
INVEGA SUSTENNA / XEPLION / TRINZA
US	372	305	22.0	22.0	—
Intl	232	208	11.5	14.3	(2.8)
WW	604	513	17.7	18.8	(1.1)
RISPERDAL CONSTA
US	95	95	0.0	0.0	—
Intl	112	136	(17.6)	(15.7)	(1.9)
WW	207	231	(10.4)	(9.3)	(1.1)
OTHER NEUROSCIENCE
US	89	146	(39.0)	(39.0)	—
Intl	388	428	(9.3)	(8.9)	(0.4)
WW	477	574	(16.9)	(16.6)	(0.3)

ONCOLOGY
US	664	549	20.9	20.9	—
Intl	930	805	15.5	18.3	(2.8)
WW	1,594	1,354	17.7	19.3	(1.6)
DARZALEX
US	201	101	99.0	99.0	—
Intl	54	—	*	*	—
WW	255	101	*	*	—
IMBRUVICA
US	190	132	43.9	43.9	—
Intl	219	129	69.8	73.7	(3.9)
WW	409	261	56.7	58.6	(1.9)
VELCADE
US	—	—	—	—	—
Intl	280	304	(7.9)	(5.0)	(2.9)
WW	280	304	(7.9)	(5.0)	(2.9)
ZYTIGA
US	233	272	(14.3)	(14.3)	—
Intl	290	286	1.4	2.7	(1.3)
WW	523	558	(6.3)	(5.6)	(0.7)
OTHER ONCOLOGY
US	40	44	(9.1)	(9.1)	—
Intl	87	86	1.2	4.1	(2.9)
WW	127	130	(2.3)	(0.4)	(1.9)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2017	2016	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$1,095	1,179	(7.1)%	(7.1)%	—%
Intl	380	410	(7.3)	(4.5)	(2.8)
WW	1,475	1,589	(7.2)	(6.5)	(0.7)
XARELTO
US	513	567	(9.5)	(9.5)	—
Intl	—	—	—	—	—
WW	513	567	(9.5)	(9.5)	—
INVOKANA / INVOKAMET
US	247	297	(16.8)	(16.8)	—
Intl	37	28	32.1	32.8	(0.7)
WW	284	325	(12.6)	(12.5)	(0.1)
PROCRIT / EPREX
US	169	183	(7.7)	(7.7)	—
Intl	78	91	(14.3)	(13.1)	(1.2)
WW	247	274	(9.9)	(9.5)	(0.4)
OTHER
US	166	132	25.8	25.8	—
Intl	265	291	(8.9)	(5.4)	(3.5)
WW	431	423	1.9	4.3	(2.4)

TOTAL PHARMACEUTICAL
US	4,872	4,937	(1.3)	(1.3)	—
Intl	3,373	3,241	4.1	5.6	(1.5)
WW	$8,245	8,178	0.8%	1.4%	(0.6)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2017	2016	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2)

CARDIOVASCULAR
US	$259	231	12.1%	12.1%	—%
Intl	240	212	13.2	14.2	(1.0)
WW	499	443	12.6	13.1	(0.5)

DIABETES CARE
US	154	180	(14.4)	(14.4)	—
Intl	245	249	(1.6)	(0.8)	(0.8)
WW	399	429	(7.0)	(6.5)	(0.5)

DIAGNOSTICS
US	—	—	—	—	—
Intl	1	28	**	**	**
WW	1	28	**	**	**

ORTHOPAEDICS
US	1,379	1,392	(0.9)	(0.9)	—
Intl	946	949	(0.3)	1.0	(1.3)
WW	2,325	2,341	(0.7)	(0.2)	(0.5)

HIPS
US	209	203	3.0	3.0	—
Intl	143	139	2.9	4.5	(1.6)
WW	352	342	2.9	3.5	(0.6)

KNEES
US	246	244	0.8	0.8	—
Intl	152	145	4.8	7.0	(2.2)
WW	398	389	2.3	3.1	(0.8)

TRAUMA
US	391	381	2.6	2.6	—
Intl	251	261	(3.8)	(3.1)	(0.7)
WW	642	642	0.0	0.3	(0.3)

SPINE & OTHER
US	533	564	(5.5)	(5.5)	—
Intl	400	404	(1.0)	0.3	(1.3)
WW	933	968	(3.6)	(3.1)	(0.5)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2017	2016	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (Continued)

SURGERY
US	$995	981	1.4%	1.4%	—%
Intl	1,276	1,247	2.3	3.3	(1.0)
WW	2,271	2,228	1.9	2.5	(0.6)

ADVANCED
US	392	352	11.4	11.4	—
Intl	485	464	4.5	5.9	(1.4)
WW	877	816	7.5	8.3	(0.8)

GENERAL
US	423	419	1.0	1.0	—
Intl	651	651	0.0	1.2	(1.2)
WW	1,074	1,070	0.4	1.1	(0.7)

SPECIALTY
US	180	210	(14.3)	(14.3)	—
Intl	140	132	6.1	4.8	1.3
WW	320	342	(6.4)	(6.9)	0.5

VISION CARE
US	305	242	26.0	26.0	—
Intl	493	398	23.9	23.6	0.3
WW	798	640	24.7	24.5	0.2

CONTACT LENSES / OTHER
US	256	242	5.8	5.8	—
Intl	427	398	7.3	7.0	0.3
WW	683	640	6.7	6.5	0.2
SURGICAL
US	49	—	**	**	—
Intl	66	—	**	**	—
WW	115	—	**	**	—

TOTAL MEDICAL DEVICES
US	3,092	3,026	2.2	2.2	—
Intl	3,201	3,083	3.8	4.7	(0.9)
WW	$6,293	6,109	3.0%	3.4%	(0.4)%

* Percentage greater than 100%
** Not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Prior year amounts have been reclassified to conform to current year product disclosure
(4) Reported as U.S. sales